                              PURCHASE AGREEMENT
                              ------------------

     This PURCHASE AGREEMENT ("Agreement") is made and entered into as of the 15th day of December, 1999, by and among DSG, INC., a California corporation (the "Seller"), COINLESS SYSTEMS, INC., a Nevada corporation ("CSI"), and AUTOMATIC DATA CAPTURE TECHNOLOGIES, INC., a California corporation (the "Buyer").

     In consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

     1.   Facts.
          ------

          This Agreement is entered into based on the following facts:

          A. Seller is engaged in the business of marketing technology and equipment including but not limited to scanners and printers used in bar coding. Seller's business operations are located at 10601 Church Street, Suite 101, Rancho Cucamonga, California 91730 ("Premises"). Seller's business operations whether at the Premises or elsewhere are referred to herein as the "Business."

          B. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, certain "Assets" (as defined below), utilized in connection with the Business, on the terms and conditions set forth in this Agreement.

          C.  CSI is the sole shareholder of Seller.

     2.   Sale of Assets.
          --------------

          A. Subject to the terms and conditions set forth in this Agreement, Seller agrees to transfer, assign, and convey to Buyer, and Buyer agrees to acquire from Seller, effective at the Closing (as defined below), the following assets, properties and rights, and

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

business of Seller associated with the Business and/or used by Seller in the Business, whether owned by Seller, CSI, or the shareholders of CSI (the assets described in this Paragraph 2.A. are collectively referred to herein as the "Assets"):

          i. All (a) customer pre-paid deposits for products not delivered and for services not performed (collectively "Deposits"), and (b) inventories held for sale in the usual course of business, whether in progress or complete (the "Purchased Inventory"). The Deposits and the Purchased Inventory will be as of the closing and will be as set forth in Exhibit 2.A.i.

          ii. All equipment (used in the Business and not held for sale in the usual course of business), furniture, removable fixtures and leasehold improvements, racks, phone and other systems, and other tangible assets owned and/or used by Seller in its Business. Exhibit 2.A.ii. sets forth a list of all such items and indicates where applicable, applicable serial number, model, description.

          iii. All other tangible and intangible properties and rights, including but not limited to: (a) certifications; (b) authorizations; (c) licenses; (d) permits; (e) customer and vendor lists, data, and records, including but not limited to records of prior sales and collection history; (f) all operating records and maintenance schedules and reports, (provided Seller shall not be required to prepare schedules and reports not routinely kept by Seller historically in its operations of the Business); (g) trade secrets; (h) methods of operation and procedures; (i) know-how; (j) work in progress; (k) purchase orders and all related data and files; (l) contract rights, as set forth in Paragraph 3 below; (m) hand and other similar tools; (n) rights to tooling and molds; (o) any registered marks, including all rights associated therewith including but not limited to the right to sue for past infringements, and all other trade names, marks, symbols and the like whether or not registered; (p) the right to use the existing name, "DSG, Inc." and all rights thereto of Seller and variations thereof, including any d/b/a variations for a period of two years from and after the Closing in all manner deemed necessary by Buyer in Buyer's business operations, including but not limited to the right to license and sub-license business affiliates of Buyer to use such names; (q) all names other than DSG, Inc. used in the Business; (r) office and other supplies; (s) phone, facsimile numbers, and all directory listings, web and similar sites; (t) goodwill; and (u) all other assets as set forth in the "Financial Statements" of Seller (as defined below).

          B. Notwithstanding the foregoing, it is acknowledged Buyer is not acquiring Seller's assets listed on Exhibit 2.B.

          C. On the last business day prior to the Closing, Seller shall provide Buyer Exhibit 2.C., which Exhibit shall set forth a full and complete list of Seller's open customer sales orders and vendor open purchase orders as of such date.

     3.   Non-Assumption of Liabilities.
          -----------------------------

          A. Buyer shall not assume any liabilities of Seller or CSI except for the following matters: (i) Seller's rights and obligations under customer open sales order and vendor open purchase orders as of the Closing which Buyer elects to accept; and (ii) Seller's rights and obligations under the other contracts of the Business as of the Closing which Buyer elects to accept ((i) and (ii) are jointly "Assumed Contracts"). Buyer shall indicate on Exhibit 3.A.ii. on or before the Closing the Assumed Contracts, if any. Buyer shall not be required to accept any such other contract obligations of Seller and any acceptance by Buyer shall be in Buyer's sole and absolute discretion and shall be only as to those customer open sales orders and vender open purchase orders and contracts specifically set forth in Exhibit 3.A.ii.

          B. Except as specifically set forth in Paragraph 3.A., it is expressly understood and agreed that Buyer shall not be liable for, nor is Buyer assuming in any manner, any other of the obligations or liabilities of Seller of any kind or nature, whether or not directly related to the Business and/or the Assets, including but not limited to: (a) any employee benefits and rights of any nature (even if any such employees are hired by Buyer, if any are hired);
(b)

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

any payroll, withholding or similar taxes or any other taxes of any nature; (c) any liability for any act, failure to act, or state of facts relating to Seller's operation of the Business and the Assets; (d) Any liability in respect of rejections, returns, or reworking costs for products sold or for damages whether special, general, incidental, or consequential related to the products sold, in either case for events occurring on or before the Closing by Seller;
(e) Seller's obligations for any lease and occupancy of the Premises; and (f) any earned but unpaid commissions, bonuses, and rebates.

     4.   Purchase Price.
          --------------

          A. The Purchase Price ("Purchase Price") to be paid by Buyer to Seller for the Assets shall be Three Hundred Twenty Five Thousand Dollars ($325,000.00).

          B. The parties agree that the purchase price shall be allocated as set forth in Exhibit 4.B. The parties agree to reflect the allocation of the purchase price as set forth in Exhibit 4.B. for all state and federal tax purposes, and to cooperate in preparing and filing all necessary tax documents, including but not limited to IRS Form 8594

     5.   Payment of Purchase Price.
          -------------------------

          Buyer shall pay the purchase price for the Assets as follows:

          A.  Two Hundred Thousand Dollars ($200,000.00) to be paid at the
Closing.

          B. One Hundred Twenty Five Thousand Dollars ($125,000.00) to be paid from and after the Closing in twelve (12) calendar quarter installments of Ten Thousand Four Hundred Sixteen Dollars and Sixty-Seven Cents ($10,416.67) commencing on the calendar quarter ending June 30, 2000 and continuing on the last day of the subsequent calendar quarters ending September 30, December 31, March 31 and June 30 until the entire $125,000 has been paid or otherwise offset by the terms of this Agreement. Such sums to be paid under this paragraph 5.B. shall be paid into the "Escrow Account" and paid to Seller when evidence satisfactory to Buyer is provided demonstrating that the "Interim Permitted Liens"

(as that term is defined below) are removed from Assets. The term "Escrow Account" is defined as such term is defined pursuant to the Escrow Agreement attached hereto as Exhibit 5.B. In the event the Escrow Agreement has terminated, by the mutual agreement of Buyer, Seller and CSI, any such funds shall be paid directly to Seller.

          C. In the event Buyer asserts a claim for indemnity and hold harmless against Seller and/or CSI under this Agreement Buyer shall have the right to offset the amount of such claim against any installment otherwise then due and payable or due and payable in the future under paragraph 5.B. of this Agreement. Such offset shall not be a limit on the amount of the indemnity and hold harmless obligation of Seller and/or CSI or of Buyer's rights and remedies incident to such claim. Buyer shall provide Seller notice of any offset and reasonable details regarding such claim.

     6.   Condition of Assets.
          -------------------

          Buyer shall acquire the Assets free and clear of all liens, liabilities, debts and claims of all nature of third parties, Seller and CSI except for the matters set forth in Exhibit 6 ("Interim Permitted Liens"). It is acknowledged and specifically agreed that Buyer shall not be responsible for any liabilities, obligations, claims, or other responsibilities of Seller or CSI except as set forth in Paragraph 3 of this Agreement. Without limiting the foregoing, Buyer specifically is not assuming any of the Interim Permitted Liens.

     7.   Payment of Taxes.
          ----------------

          Seller shall pay all state and Federal income taxes arising out of the transfer of the Assets and the operation of the Business through the Closing, including, but not limited to, taxes resulting from recapture of depreciation or investment tax credit. Any sales or use taxes applicable to the sale of the Assets to Buyer under this Agreement shall be paid by Seller. Seller shall pay its portion, prorated as of the Closing, of state and local personal property taxes on the Assets. Buyer shall not be responsible for any business, income, occupation, withholding, sales, use or similar tax, of any kind related to any period prior to and through the Closing incident to the Business and/or the Assets.

     8.   Reliance Upon Representations and Warranties of Seller and CSI.
          --------------------------------------------------------------

          A. It is acknowledged that Buyer is relying upon the full disclosure of Seller and CSI under this Agreement as to the Assets and the Business including but not limited to the matters set forth in Paragraph 9 of this Agreement in entering into this Agreement.

          B. The "Due Diligence Investigation," (as defined below) by Buyer shall in no manner limit, modify, or waive any representation or warranty of Seller and/or CSI under this Agreement and all representations and warranties shall survive any Due Diligence Investigation, or other report, verification, examination or audit by Buyer.

     9.   Representations, Warranties and Certain Covenants of Seller and CSI.
          -------------------------------------------------------------------

          Seller and CSI jointly and severally represent and warrant to Buyer that the following are now true and correct and covenant that the following will be true and correct as of the Closing:

          A. Exhibit 9.A. includes the internally prepared profit and loss statements of Seller as at December 31, 1997, December 31, 1998, and for the period ended October 30, 1999 and the balance sheet of Seller as at December 31, 1999 ("Balance Sheet"). December 31, 1999 is referred to as the "Balance Sheet Date". Exhibit 9.A. also includes the tax return of Seller for the fiscal years ended December 31, 1997 and 1998 for Federal and state purposes. The Financial Statements included in Exhibit 9.A. are collectively referred to in this Agreement as the "Financial Statements". The Financial Statements fairly present the financial condition of Seller and the results of its operations, specifically including, but not limited to, the amounts of sales, income and liabilities, on the dates and for the periods involved. The Financial Statements have been prepared in accordance with Generally Accepted Accounting Principles, consistently applied. The Financial Statements are full and complete.

          B. Since the Balance Sheet Date:

               (i) Seller has carried on the Business in substantially the same manner as prior to the Balance Sheet Date and has not changed its accounting methods, or materially or adversely altered or changed the methods by which Seller's products are marketed, the vendors represented by Seller, the pricing and terms of sale of the products, or the manner in which the Business is carried on.

               (ii) Seller has kept in effect the insurance on the Assets and upon the properties, assets, the Premises, and the operations of Seller and the Business.

               (iii) There has been no event, claim or activity which adversely affects the Assets or the operations of the Business.

               (iv) There has been no material or adverse change in the prospects with respect to the Business.

          C. Seller is a California corporation duly organized, validly existing and in good standing under the laws of the State of California and in each other state in which Seller is required to qualify to do business, and has all necessary corporate powers and authority to own its properties and to operate the Business as now owned and operated by Seller.

          D. The execution of this Agreement by Seller and CSI and its delivery to Buyer and performance by Seller and CSI under this Agreement prior to, at and after the Closing have been duly authorized by the respective Boards of Directors of Seller and CSI, and each entity's shareholders to the extent required, and no further corporate action is or will be necessary on the part of Seller and CSI and no approvals or consents of any Federal, state or local authority or administrative agency or any third party, person or entity (including, without limitation, consents of lessors, financial institutions, lenders and suppliers) are or will be necessary:

               (i) to make this Agreement valid and binding upon each of Seller and CSI in accordance with its terms.

               (ii) to enable each of Seller and CSI to perform under this Agreement.

          E. Exhibits 2.A.i. and 2.A.ii. include a true and complete list of all tangible assets included in the Assets, and the general location of that property, and such Exhibits are true and accurate, and the data is consistent with the Financial Statements.

               (i) Seller has good and marketable title to all items included in the Assets, tangible and intangible, reflected on the Balance Sheet.

               (ii) Except on set forth in Exhibit 6 the Assets are free and clear of all charges, commitments, obligations, liabilities, mortgages, pledges, liens, title retention agreements, assessments, easements and other burdens and encumbrances of any nature.

               (iii) All equipment, tools and similar items included in the Assets are in good working condition and repair, subject to reasonable wear and tear and are in sufficient condition to support the Business.

               (iv) The Assets constitute all the assets, tangible and intangible, used by Seller in the conduct of the Business and necessary to continue the Business as historically operated except for the items listed on
Exhibit 2.B.

               (v) Except as to the Premises, no property used by Seller in connection with the Business is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement.

               (vi) All ownership registrations, guarantees, and maintenance records are on file at the Premises and will be delivered to Buyer at the Closing.

               (vii) None of the Assets are in violation of any material law, ordinance, code or regulation applicable to it, and no notice from any governmental body, department or agency or from any insurance carrier or other person or entity has been served claiming any violation or calling attention to the need for any work in connection with such properties with which Seller has not complied.

          F. Exhibit 9.F. includes a true and complete list of all trademarks, trade names, brand names, fictitious business names, copyrights, and all pending applications therefor owned or used by or licensed to Seller, together with a summary description and full information in respect of the filing, registration or issuance thereof relating to the Business and of all fictitious or other names used by Seller in the conduct of the Business for the past five (5) years. All of such are included in the assets. No licenses, sublicenses, covenants or agreements have been granted or entered into by Seller in respect of the trademarks, trade names, brand names, fictitious business names, copyrights or licenses. All trademarks, trade names, brand names, fictitious business names, other names used by Seller, copyrights, pending applications, licenses and other rights owned or used by or licensed to Seller are valid and in good standing and are assignable to Buyer and none of these are involved in any action, litigation or interference proceedings. The operations of the Business, use and sale by Seller of the business products, the use by it of the Assets, and its equipment and processes, the use of its products by its customers for the purpose which sold and the use or publication by it of its trademarks, trade names, fictitious business names, other names used by Seller, brand names, and advertising, technical or other literature do not involve infringement or claimed infringement of any United States patent, trademark, trade name or copyright.

          G. Exhibit 9.G. is a true and complete list of all contracts, agreements, leases, licenses, plans, arrangements and commitments to which Seller is a party or by which Seller is in any way affected or bound (in the event any of the foregoing are oral, then a summary of its substance shall be set forth) relating to the Business. Seller has not waived any material right or made any compromise under any of the agreements nor has any party to any of the agreements indicated an intent to cancel or terminate any of the agreements, or to exercise or not exercise any options under any of the agreements. Copies of the agreements described in Exhibit 9.G. will be delivered to Buyer on request prior to the Closing and when delivered are and will be true and complete and include all amendments, supplements or modifications to the agreements. Each agreement listed on Exhibit 9.G. is a valid and binding agreement of the Seller enforceable against Seller in accordance with its terms and Seller and CSI do not have any knowledge that such agreement is not a valid and binding agreement of the other parties thereto. Seller has fulfilled all material obligations required pursuant to each agreement to have been performed by Seller on its part prior to the date hereof, and Seller and CSI have no reason to believe that Seller will not be able to fulfill, when due, all of its obligations under each agreement which remain to be performed after the date hereof. Seller is not in breach of or default under any agreement, and no event has occurred which with the passage of time or giving of notice or both would constitute such a breach or default. To the best knowledge of Seller and CSI, there is no existing breach or default by any other party to any agreement, and no event has occurred which with the passage of time or giving of notice or both would constitute a breach or default by such other party.

          H. Except as disclosed on Exhibit 9.H., there are no suits, actions, claims, investigations by any person or entity or any governmental body, or legal, administrative or arbitration proceedings pending or to the knowledge of Seller and CSI threatened against or affecting any of the properties, assets or the Business or the Assets or any of them, or to which Seller is or might become a party, and the Seller does not know of any basis or grounds for any suit, action, claim, investigation or proceeding. There is no outstanding order, writ, injunction or decree of any court, governmental agency or other tribunal against or affecting the assets of the Business or the Assets or any of them except as disclosed in Exhibit 9.H.

          All federal, state and local income, profit, withholding, franchise, sales, use, occupation, property, Social Security, unemployment, Workers' Compensation, ad valorem, excise or other taxes of Seller and all assessments, deficiencies, interest, and penalties related to such taxes, whether disputed or not, due and payable on or before the Closing have been or will be paid and no agreements are currently in effect with respect to the filing of any tax returns or the payment or assessment of any tax or deficiency or waiving or extending the provisions of any statute of limitations. Seller has not received any notice of any assessments, deficiencies, interest, or penalties.

          I. Exhibit 9.I. is a correct, true and complete list showing all liability insurance policies (listing the insurer, the amount of coverage, the expiration date, the type of insurance and the policy number) maintained by or relating to the Business and the Assets. Seller will keep all the insurance and each of the policies or renewals in full force and effect until the Closing. Seller is not in default with respect to any material provision contained in the insurance policies nor has it failed to give notice or pay any premium under the policies in timely fashion nor has it been denied insurance coverage or been granted coverage or a claim accepted only with a reservation of rights in whole or in part. There is no event for which a claim could be made and which Seller has not filed. The insurance listed in Exhibit 9.I. fully and adequately covers the Seller and the Assets against any and all liability for claims which may arise from events prior to the Closing relating to the Business.

          J. All items included in the Purchased Inventory are the property of Seller. No items included in the Purchased Inventory will be pledged as collateral or held by Seller on consignment from others as of the Closing. All of the Purchased Inventory is saleable in the ordinary course of the Business. All of the Purchased Inventory is "fresh" and free of defects.

          K. Exhibit 9.K. is a schedule setting forth the name, current annual salaries, date and amount of last increase compensation or adjustment, date of last review, position, duties, place of employment, date of hire of each employee set forth on such Exhibit and any bonus, and other forms of compensation, remuneration, commission and benefits of any nature paid or payable or promised or accrued or earned to or for the benefit of or by that employee for the immediately preceding fiscal year and for the current fiscal year of the Business.

          L. Seller's existing customer purchase orders and vender purchase orders were obtained in the ordinary course of business. Seller and CSI reasonably anticipate that Seller will derive a profit on all of these customer purchase orders. At the time of execution of this Agreement, Seller will attach hereto as Exhibit 9.L. a true, correct and complete list of Seller's customers for the past five (5) years of operation of the Business.

          M. The Seller has not received notice of any kind from any Government Authority alleging that the Seller has failed to comply with any applicable law, ordinance, regulation, statute, rule or restriction relative to the use, handling, storage or disposal of Hazardous Materials or as to environmental matters pertaining to or affecting the Premises (whether on, under or about) or the Business.

          N. The Deposits reflected on Exhibit 2.A.i. are and will be bona fide deposits from the customers indicated, and arose out of the ordinary course of Seller's business and will be in individual amounts sufficient to cover the products to be delivered and/or services to be performed and are sufficient in amount to permit Buyer to derive a profit in connection with the particular customer purchase order related to the particular Deposit.

          O. Neither Seller nor CSI has any knowledge of or reason to know of any current or anticipated termination, cancellation, limitation, modification or change in the business relationship of Seller for any reason with any customer or group of affiliated customers whose purchases individually or in the aggregate constituted more than five percent (5%) of any Seller's invoiced sales during 1998 or 1999.

          P. To the best knowledge of Seller and CSI, all the representations and warranties under this Agreement and all Exhibits and data provided by Seller and CSI under this Agreement are true and correct, contain all amendments, supplements or modifications thereto, and fully and accurately present the data and material set forth, and none of them omit any fact or matter necessary to more fully set forth the data provided or to not make the data misleading.

     10.  Representations, Warranties and Certain Covenants of Buyer.
          ----------------------------------------------------------

          Buyer represents and warrants to Seller that the following facts are now true and correct and covenants that they will be true and correct as of the Closing.

          A. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all necessary corporate powers and authority to own its properties and to operate the Assets being acquired.

          B. The execution of this Agreement by Buyer and its delivery to Seller and performance under this Agreement prior to and after the Closing have been duly authorized by the Board of Directors of Buyer and no further corporate action will be necessary on the part of Buyer or any other person or entity to make the Agreement valid and binding upon Buyer in accordance with its terms and to enable Buyer to perform under this Agreement; no approvals or consents of any person or entity (including without limitation, consents of financial institutions, lenders and suppliers) are necessary to enable transfers, assignments or conveyances of the Assets; Buyer has full power and authority to enter into and perform under this Agreement and no approvals or consents of any federal, state or local authority or administrative agency or third party are necessary to authorize the execution of this Agreement by Buyer and to perform under this Agreement. Neither the execution and delivery of the Agreement by the Buyer nor the consummation of the transactions contemplated by this Agreement will constitute a default under the Articles of Incorporation or By-Laws of Buyer or under any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, loan agreement or other agreement, permit, authority, instrument, document, right or arrangement to which Buyer is bound, operates under or uses.

          C. There are no suits, actions, claims, investigations by any person or entity or any governmental body, or legal, administrative or arbitration proceedings pending or to the knowledge of Buyer threatened against or affecting the rights and obligations of Buyer under this Agreement or to which Buyer is or might become a party, and Buyer does not know of any basis or grounds for any suit, action, claim, investigation or proceeding which would affect the transactions contemplated by this Agreement. There is no outstanding order, writ, injunction or decree of any court, governmental agency or other tribunal against or affecting the obligations of Buyer under this Agreement.

          D. To the best knowledge of Buyer, all the representations and warranties under this Agreement and all Exhibits and data provided by Buyer under this Agreement are true and correct and contain all amendments, supplements and modifications thereto, and fully and accurately present the data and material set forth, and none of them omit any fact or matter necessary to more fully set forth the data provided or to not make the data misleading.

     11.  Covenants of Seller and CSI.
          ---------------------------

          A. Seller and CSI agree to perform as follows to the Closing and thereafter as may be applicable:

               (a) In order that Buyer may proceed with Buyer's due diligence investigation ("Due Diligence Investigation") of the Business and the Assets, to give during ordinary business hours to Buyer and to Buyer's authorized officers, employees, counsel, agents, accountants, and other advisors and representatives, full access to the Premises and to furnish all information with respect to the operations and affairs of the Business and the assets, including but not limited to: the right to interview employees and officers of Seller; the right to meet with customers of Seller; the right to interview governmental and regul atory agencies as to Seller's compliance; the right to review all customer and vendor-related contracts and data, employee data, financial records, environmental and other audit and investigation records, other contracts, leases and other agreements, data regarding litigation and claims of all nature; and the right to review such other matters as Buyer requests.
Seller shall cooperate in all reasonable manner with Buyer's requests.
Provided, however, that any investigation or inquiry made by Buyer, or on its behalf under this Agreement, shall not diminish or in any other manner affect the representations and warranties made by Seller and CSI in this Agreement. The Due Diligence Investigation shall take place during normal business hours without undue interference with the business operations of Buyer.

               (b) To use best efforts to keep the Business and Assets intact; to assure that the present employees of the Business will to the extent desired by Buyer become the employees of Buyer from and after the Closing; and to not create ill will of Seller's suppliers, customers and others who had or who have business relations with the Business.

               (c) To take all steps reasonably necessary to carry into effect the intention of the parties and their obligations as expressed in this Agreement.

               (d) To provide releases of sales and use taxes for the Business effective as of the Closing.

               (e) To operate the Business in the ordinary course of business consistent with and in conformity with prior business practices of Seller.

               (f) To cause the accounts receivable of Seller outstanding as of the Closing to be collected from and after the date of this Agreement and following the Closing in a manner that will not interfere with the prospective business relationship between Buyer and each customer involved.

               (g) To not entertain, negotiate, solicit, or enter into any agreement for the sale or transfer of the stock of Seller or all or substantially all of the assets of Seller. This obligation shall terminate on the Closing or the termination of this Agreement, whichever is the first to occur.

               (h) To not take any action or omit to take any action constituting a breach or default under any of the Assumed Contracts.

               (i) To use best efforts to obtain the satisfaction of the conditions specified in Paragraph 12.A. of this Agreement.

               (j) From time to time prior to the Closing, to deliver or cause to be delivered to Buyer supplemental information concerning events subsequent to the date hereof which would render any representation or warranty in this Agreement or any information contained in any Exhibit inaccurate or incomplete in any material respect at any time after the date hereof until the Closing.

     12.  Conditions Precedent to Closing.
          -------------------------------

          A. The Buyer's obligations under this Agreement and the Buyer's obligations to close at the Closing are subject to fulfillment on or before the Closing of each of the following conditions, subject, however, to the right of Buyer to waive any one or more of the conditions in whole or in part in Buyer's sole discretion:

               (a) The representations and warranties of Seller and CSI contained in this Agreement and in the Exhibits, and the certificates and documents to be delivered to Buyer pursuant to this Agreement, being true as of the Closing and Seller and CSI having performed and satisfied all covenants, agreements and conditions required by this Agreement to be performed and satisfied by Seller and CSI prior to or at the Closing and such being confirmed by Seller's and CSI's Officers at the Closing.

               (b) Seller and CSI and certain of CSI's Shareholders entering into a Non-Competition Agreement ("Non-Competition Agreement") in the form of that Non-Competition Agreement attached to this Agreement as Exhibit 12.A.b.

               (c) Seller and CSI delivering instruments of assignment for the assets as may be reasonably requested by Buyer.

               (d) Seller complying with the applicable Bulk Transfer Statutes of all applicable jurisdictions and Seller providing Buyer evidence of such satisfaction or evidence that the statutes of an applicable jurisdiction do not apply to this transaction.

               (e) That Buyer concludes its Due Diligence Investigation on or before the Closing to the satisfaction of Buyer in its sole discretion.

               (f) That Buyer is able to hire such of the employees of Seller as Buyer determines appropriate in its sole discretion; provided it is understood that neither Seller nor CSI guarantee that any of such employees offered employed will accept such.

               (g) Seller's and CSI's satisfaction of Seller's and CSI's obligations and covenants up to the Closing as set forth in this Agreement.

          C. The Seller's and CSI's obligations under this Agreement and the Seller's and CSI's obligations to close on the Closing are subject to fulfillment, before the Closing of each of the following conditions subject, however, to the right of Seller and CSI to waive any one or more of the conditions in whole or in part in Seller's and CSI's sole discretion:

               (a) The representations and warranties of Buyer contained in this Agreement and in the Exhibits, and the certificates and documents to be delivered to Seller pursuant to this Agreement, being true as of the Closing and Buyer having performed and satisfied all covenants, agreements and conditions required by this Agreement to be performed and satisfied by Buyer prior to or at the Closing.

     13.  The Closing.
          -----------

          A. The Closing under this Agreement shall take place at the offices of BAKER, OLSON, LeCROY & DANIELIAN, 144 North Brand Boulevard, P.O. Box 29062, Glendale, California, at 10:00 A.M. on December 30, 1999 or another date and hour and place as shall be mutually agreed upon in writing by Seller and Buyer. In no event shall the Closing be after January 31, 2000 except Buyer in its sole discretion may extend the Closing to a later date in the event the conditions under Paragraph 12.A. of this Agreement have not been satisfied by Seller or waived in writing by Buyer.

          B. At the Closing, Seller and CSI shall deliver to Buyer the following against delivery of the items specified in Paragraph 13.C of this
Agreement:

               (a)   All items as Buyer may reasonably request at the Closing.

          C. At the Closing, Buyer shall deliver to Seller the following against delivery of the items specified in Paragraph 13.B of this Agreement:

               (a)  The Purchase Price as provided for in Paragraph 5.

               (b)  Exhibit 3 indicating the Assumed Contracts.

               (c) Such other items Seller may reasonably request at the Closing.

     14.  Indemnification of Seller.
          -------------------------

          Buyer agrees as of and after the Closing to indemnify and hold harmless Seller against and in respect of the following:

          A. Any and all damage, loss, cost, liability or deficiency resulting from any misrepresentation, breach of warranty, representation or covenant, or nonfulfillment or breach of any agreement on the part of Buyer under this Agreement or under any Exhibit or other agreement or instrument furnished or to be furnished by Buyer under this Agreement.

          B. Any and all liabilities and obligations of any nature arising after the Closing by reason of the operation of the Business and Assets after the Closing by Buyer, but excluding any matter included with the indemnity provided to Buyer pursuant to paragraph 15 of this Agreement.

          C. Any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses, including reasonable attorneys' fees, expert witness fees, investigations, penalties, costs and the like incident to any of the foregoing.

          Seller shall promptly notify Buyer of the existence of any claim, demand or other matter to which Buyer's indemnification obligations would apply, and shall give Buyer a reasonable opportunity to defend the same at its sole expense and with counsel of its own selection reasonably acceptable to Seller, provided that Seller shall at all times also have the right to fully participate in the defense at its own expense. If Buyer shall, within a reasonable time after the notice, fail to defend, Seller shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment) the claim or other matter on behalf, for the account, and at the sole risk and expense, of Buyer. Seller shall reasonably cooperate in any defense and make all records in its possession available to Buyer.

          Notwithstanding the foregoing, the parties agree that any claim for indemnification under this Agreement shall be made within three (3) years of the Closing or shall thereafter be invalid. Any claim made shall provide sufficient specificity as to the claim made. Any indemnities to be provided to Seller or CSI hereunder by Buyer shall be limited in amount to Two Hundred Thousand Dollars ($200,000.00). Further, no indemnity shall be owing hereunder by Buyer until an amount of claims in excess of Five Thousand Dollars ($5,000) has been made by Seller and CSI.

     15.  Indemnification of Buyer.
          ------------------------

          Seller and CSI jointly and severally agree as of and after the Closing to indemnify and hold harmless Buyer and the Assets against and in respect of the following:

          A. Any and all damage, loss, cost, liability or deficiency resulting from any misrepresentation, breach of warranty, representation or covenant, or nonfulfillment or breach of any agreement on the part of Seller and/or CSI under this Agreement or under any Exhibit or other agreement or instrument furnished or to be furnished by Buyer under this Agreement.

          B. Any and all liabilities and obligations of any nature relating to the Assets, the Seller and/or CSI, the Business, and the operation of the Assets and/or the Business attributable to any time prior to the Closing, regardless of when such claim, demand or suit or the like is made and regardless of whether the Seller, CSI, or Buyer did or did not know of the matters, except as to those matters specifically assumed by Buyer pursuant to Paragraph 3 of this Agreement.

          C. Any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses, including attorneys' fees, expert or other witness fees, investigations, penalties, costs and the like incident to any of the foregoing.

          Buyer shall promptly notify Seller of the existence of any claim, demand or other matter to which Seller's indemnification obligations would apply, and shall give Seller reasonable opportunity to defend at Seller's sole expense and with counsel of its own selection, reasonably acceptable to Buyer, provided that Buyer shall at all times also have the right to fully participate in the defense at its own expense. If Seller shall, within a reasonable time after the notice, fail to defend, Buyer shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment) the claim or other matter on behalf, for the account, and at the sole risk and expense, of Seller. Buyer shall reasonably cooperate in any defense and make all records in its possession available to Seller.

          Notwithstanding the foregoing, the parties agree that any claim for indemnification under this Agreement shall be made within three (3) years of the Closing or shall thereafter be invalid. Any claim made shall provide sufficient specificity as to the claim made. Any indemnities to be provided to Buyer hereunder by Seller or CSI shall be limited in amount to the Purchase Price. Further, no indemnity shall be owing by Seller or CSI hereunder until an amount of valid claims in excess of Five Thousand Dollars ($5,000) has been made by Buyer.

     16.  Notices.
          -------

          All notices, communications and demands required or permitted to be given under this Agreement shall be in writing, and shall be deemed duly given:
(1) immediately if served on the service party noted below for the respective party, (2) three days after posting, if mailed, if sent by registered or certified mail, postage prepaid, first class, three days after posting if sent to the party at the address indicated below; (3) immediately if sent by facsimile to the facsimile number noted below for the respective party if confirmed by "hard copy" sent in the manner mail notice is to be sent; or (4) one business day after posting if sent to the party at the address indicated below if sent by Federal Overnight Express or similar carrier postage and costs prepaid:

     If to Seller             Coinless Systems, Inc.
     or CSI:                  10601 Church Street, Ste. 101
                              Rancho Cucamonga, CA 91730
                              ATTN:  MR. DENNIS W. SORENSON

     Fax No.:                 (888) 786-8929

     Service Party:           MR. DENNIS W. SORENSON

     Carbon Copy:             LOU NOVAK, ESQ.
                              10788 Civic Center Drive
                              Rancho Cucamonga, CA 91730

     Fax No.:                 (909) 945-1328

     Service Party:           LOU NOVAK, ESQ.


     If to Buyer:             AUTOMATIC DATA CAPTURE TECHNOLOGIES, INC.
                              4631 Teller Ave.
                              Newport Beach, California 92660
                              ATTN:  MR. A. TEE MIGLIORI, President

     Fax No.:                 (949) 752-2329

     Service Party:           MR. A. TEE MIGLIORI


     Carbon Copy:             BAKER, OLSON, LeCROY & DANIELIAN
                              144 North Brand Boulevard
                              P.O. Box 29062
                              Glendale, California 91209-9062
                              ATTN:  SHELDON S. BAKER, ESQ.

     Fax No.:                 (818) 241-2653

     Service Party:           SHELDON S. BAKER, ESQ.

     Any party may change the address or service party from time to time by notice hereunder.

     17.  No Brokers.
          ----------

          Buyer on the one hand and Seller and CSI on the other, each represent to the other that they have incurred no broker's commissions or other similar fees in connection with this Agreement.

     18.  Termination.
          ------------

          Either Buyer on the one hand or Seller and CSI on the other hand may (but shall not be required to do so) by notice to the other given in the manner provided in this Agreement terminate this Agreement on or before the Closing if default shall be made by the other party in the observance, or in the due and timely performance, of any of that other party's covenants and agreements contained in this Agreement and the default shall not have been fully cured within forty-five (45) business days after written notice specifying the alleged default. Giving notice under this Paragraph 18 by the party not in default shall not waive or otherwise deprive that party of any rights or remedies which it may have, as against the party in default, either at law or in equity.

     19.  Miscellaneous Provisions.
          ------------------------

          A. Each of the parties agrees to execute documents of further assurance and other documents as are necessary or appropriate to carry out the terms and conditions of this Agreement both prior to and following the Closing, and to do any and all acts and things as may be reasonably required to carry out the obligations of that party and to consummate the transactions contemplated by this Agreement.

          B. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all prior agreements and understandings of the parties, including but not limited to the Letter of Intent dated November 2, 1999. There are no warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement and in the attachments to this Agreement.

          C. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

          D. No amendment or modification of this Agreement shall be valid unless in writing and signed by all the parties.

          E. Nothing in this Agreement, whether expressed or implied, is intended to confer upon any person other than the parties and their permitted respective successors and assigns, any rights or remedies under or by reason of this Agreement, nor is anything in this Agreement intended to relieve or discharge the liability of any other entity to any party, nor shall any provision of this Agreement give any entity any right of subrogation against, or action over or against any party. Nevertheless, all of the terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties.

          F. In the event any party shall institute an action to enforce any right under this Agreement, the prevailing party in the action shall be entitled, in addition to any other relief awarded by the court, to reasonable attorneys' fees as the court or arbitrator may determine.

          G. This Agreement is executed, delivered, and is intended to be performed in the State of California, and shall be construed and enforced in accordance with the laws of the State of California.

          H. All Exhibits attached to this Agreement shall be deemed incorporated into this Agreement by reference and made a part of this Agreement as though set forth in full in this Agreement.

          I. Except as hereinafter provided, all covenants and obligations of the parties shall survive the Closing.

          J. Each party has retained independent counsel to represent it in this transaction. CSI and Seller specifically acknowledge Baker, Olson, LeCroy & Danielian represented only Buyer in negotiating, drafting and in all other manner in connection with this Agreement and did not represent CSI or Seller, and that neither CSI nor Seller has relied on any advise or opinion of Baker, Olson, LeCroy & Danielian.

          K. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          L. The rights and obligations of the parties shall not be assignable except as specifically set forth in the Agreement.

          M. If any provision of this Agreement or Exhibit to this Agreement shall be adjudged by a court or arbitrator to be invalid or unenforceable, the provision shall in no way affect the validity or enforceability of any other provision of this Agreement.

          N. Each of Buyer on the one hand and Seller and CSI on the other shall pay all their legal, accounting and other fees and costs incurred in connection with the negotiation and execution of this Agreement and in connection with satisfying their covenants under this Agreement.

          O. Seller and CSI acknowledge Buyer has expended time and moneys in entering into this Agreement and will spend time and money in conducting its Due Diligence Investigation. Seller and CSI agree for themselves and on behalf of all of shareholders of CSI to refrain from taking any actions to encourage, initiate or engage in discussions or negotiations with, or entertain offers from, or provide any information to any corporation, partnership, person, entity or group other than Buyer concerning the subject matter of this Agreement or the stock of Seller.

          P. Waiver of any default or breach of this Agreement or of any warranty, representation, covenant or obligation contained herein shall not be construed as a waiver of any subsequent breach.

          Q. Prior to the Closing no party shall make any announcement regarding this Agreement or its terms or disclose such without the consent of the other parties except as may be required by law. After the Closing all announcements shall be made by Buyer.

          R. Buyer shall use customary and ordinary efforts to collect the Accounts Receivable of Seller included within the Assets, which efforts shall include invoicing; provided however, Buyer shall not be required to pursue or file litigation or similar measures.

     20.  Confidentiality.
          ---------------

          Each party agrees that the party, and his respective representatives, agents and employees, will not disclose, copy or disseminate any information, documents, instruments, terms, conditions or matters relating to the transaction contemplated, or relating to the Business and the Assets (collectively "confidential information") to anyone other than their legal and financial advisors or to anyone else who has a need or right to know, without the prior written consent of the other party. If the transaction contemplated should fail to close for any reason, each party will return to the other as soon as possible all originals and copies of confidential information provided to the party, and none of such information will be used by either party in the business operations of any third party. It is recognized the parties both currently are engaged in similar business operations. Each party's obligations of confidentiality as described in this paragraph shall survive the termination of this Agreement.

     21.  Exhibits.
          --------

          The parties acknowledge the Exhibits are not attached hereto as of the execution of this Agreement. The burden of producing such Exhibits rests with Seller and CSI. The Closing is contingent on Seller and CSI delivering such Exhibits to Buyer and that such Exhibits and the content thereof are satisfactory to Buyer. Buyer's acceptance of the Exhibits shall be represented by Buyer's written acceptance on each Exhibit and the date of acceptance. Upon delivery and Buyer's acceptance, the Exhibits shall be deemed attached to this Agreement. Buyer shall indicate its acceptance or rejection within three (3) business days of Seller's and CSI's delivery of each such Exhibit.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the first date written above.

"SELLER":                          "BUYER":


DSG, INC.                          AUTOMATIC DATA CAPTURE
                                   TECHNOLOGIES, INC
a California corporation           a California corporation



By:_________________________       By:_________________________
Its ___________________            Its ___________________


"CSI":

COINLESS SYSTEMS INC., a
Nevada corporation


By:_________________________
Its ___________________

LIST OF EXHIBITS

EXHIBIT 2.A.i.
CUSTOMERS DEPOSIT & PURCHASED INVENTORY


EXHIBIT 2.A.ii.
EQUIPMENT, FURNITURE AND FIXTURES


EXHIBIT 2.B.
ASSETS NOT ACQUIRED BY BUYER


EXHIBIT 2.C.
CUSTOMER OPEN SALES ORDERS
VENDOR OPEN PURCHASE ORDERS


EXHIBIT 3.A.ii.
ASSUMED CONTRACTS


EXHIBIT 4.B.
ALLOCATION OF THE PURCHASE PRICE


EXHIBIT 5.B.
ESCROW AGREEMENT


EXHIBIT 6
INTERIM PERMITTED LIENS


EXHIBIT 9.A.
FINANCIAL STATEMENTS

EXHIBIT 9.E.
LIENS


EXHIBIT 9.F.
TRADEMARKS AND COPYRIGHTS


EXHIBIT 9.G.
CONTRACTS


EXHIBIT 9.H.
SUITS


EXHIBIT 9.I.
INSURANCE


EXHIBIT 9.K.
CENSUS DATA


EXHIBIT 9.L.
CUSTOMER LIST


EXHIBIT 12.A.b.
NON-COMPETITION AGREEMENT